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                                                                   EXHIBIT 10.51


                       FIDELITY NATIONAL TITLE GROUP, INC.
                           2005 OMNIBUS INCENTIVE PLAN

                        NOTICE OF RESTRICTED STOCK GRANT

         You (the "Grantee") have been granted the following award of restricted Class A Common Stock of Fidelity National Title Group, Inc. (the "Company"), par value $0.0001 per share (the "Shares"), pursuant to the Fidelity National Title Group, Inc. 2005 Omnibus Incentive Plan (the "Plan"):

Name of Grantee:
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Number of Shares of Restricted Stock
Granted:
--------------------------------------------------------------------------------
Effective Date of Grant:
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Period of Restriction:                      Subject to the terms of the Plan and
                                            the Restricted Stock Award Agreement
                                            attached hereto, the Period of
                                            Restriction shall lapse, and the
                                            Shares shall vest and become free of
                                            the forfeiture and transfer
                                            restrictions contained in the
                                            Restricted Stock Award Agreement,
                                            [insert vesting schedule]
--------------------------------------------------------------------------------

By your signature and the signature of the Company's representative below, you and the Company agree and acknowledge that the Restricted Stock award evidenced hereby is granted under and governed by the terms and conditions of the Plan and the Restricted Stock Award Agreement, which are incorporated herein by reference, and that you have been provided a copy of the Plan and the Restricted Stock Award Agreement.

GRANTEE:                                   FIDELITY NATIONAL TITLE GROUP, INC.:

                                           By:
----------------------------------            ----------------------------------
Date:                                      Title:
     -----------------------------               -------------------------------
Address:                                   Date:
        --------------------------              --------------------------------

        --------------------------


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                       FIDELITY NATIONAL TITLE GROUP, INC.
                           2005 OMNIBUS INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK

         (a) RESTRICTED STOCK. On the terms and conditions set forth in the Notice of Restricted Stock Grant and this Restricted Stock Award Agreement (the "Agreement"), the Company grants to the Grantee on the Effective Date of Grant the Restricted Stock set forth in the Notice of Restricted Stock Grant.

         (b) PLAN AND DEFINED TERMS. The Restricted Stock is granted pursuant to the Plan. All terms, provisions, and conditions applicable to the Restricted Stock set forth in the Plan and not set forth herein are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with a provision of the Plan, the provisions of the Plan will govern. All capitalized terms that are used in the Notice of Restricted Stock Grant or this Agreement and not otherwise defined therein or herein shall have the meanings ascribed to them in the Plan.

SECTION 2. FORFEITURE AND TRANSFER RESTRICTIONS

         (a) FORFEITURE RESTRICTIONS. If the Grantee's employment or service as a Director or Consultant, as the case may be, is terminated for any reason other than (i) death, (ii) Disability (as defined below) or (iii) termination by the Company and its Subsidiaries without Cause (as defined below), the Grantee shall, for no consideration, forfeit to the Company the Shares of Restricted Stock to the extent such Shares are subject to a Period of Restriction at the time of such termination. If the Grantee's employment or service as a Director or Consultant, as the case may be, terminates due to the Grantee's death or Disability, or is terminated by the Company and its Subsidiaries without Cause, while Shares of Restricted Stock are subject to a Period of Restriction, the Period of Restriction with respect to such Shares shall lapse, and the Shares shall vest and become free of the forfeiture and transfer restrictions described in this Section 2, on the date of the Grantee's termination of employment or service.

                (i) The term "Cause" shall have the meaning ascribed to such term in the Grantee's employment agreement with the Company or any Parent or Subsidiary. If the Grantee's employment agreement does not define the term "Cause," or if the Grantee has not entered into an employment agreement with the Company or any Parent or Subsidiary, the term "Cause" shall mean (A) the willful engaging by the Grantee in misconduct that is demonstrably injurious to the Company or any Parent or Subsidiary (monetarily or otherwise), as determined by the Company in its sole discretion, (B) the Grantee's conviction of, or pleading guilty or nolo contendere to, a felony involving moral turpitude, or (C) the Grantee's violation of any confidentiality, non-solicitation, or non-competition covenant to which the Grantee is subject.

                (ii) The term "Disability" shall have the meaning ascribed to such term in the Grantee's employment agreement with the Company or any Parent or Subsidiary. If the Grantee's employment agreement does not define the term "Disability," or if the Grantee has not




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entered into an employment agreement with the Company or any Parent or
Subsidiary, the term "Disability" shall mean the Grantee's entitlement to long-term disability benefits pursuant to the long-term disability plan maintained by the Company or in which the Company's employees participate.

         (b) TRANSFER RESTRICTIONS. During the Period of Restriction, the Restricted Stock may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of to the extent such Shares are subject to a Period of Restriction.

         (c) LAPSE OF RESTRICTIONS. The Period of Restriction shall lapse as to the Restricted Stock in accordance with the Notice of Restricted Stock Grant. Subject to the terms of the Plan and Section 4(a) hereof, upon lapse of the Period of Restriction, the Grantee shall own the Shares that are subject to this Agreement free of all restrictions otherwise imposed by this Agreement.

SECTION 3. STOCK CERTIFICATES

         As soon as practicable following the grant of Restricted Stock, the Shares of Restricted Stock shall be registered in the Grantee's name in certificate or book-entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Company, or its agent, on behalf of the Grantee until the Period of Restriction has lapsed. If the Shares are registered in book-entry form, the restrictions shall be placed on the book-entry registration. The Grantee may be required to execute and return to the Company a blank stock power for each Restricted Stock certificate (or instruction letter, with respect to Shares registered in book-entry form), which will permit transfer to the Company, without further action, of all or any portion of the Restricted Stock that is forfeited in accordance with this Agreement.

         Except for the transfer restrictions, and subject to such other restrictions, if any, as determined by the Committee, the Participant shall have all other rights of a holder of Shares, including the right to receive dividends paid (whether in cash or property) with respect to the Restricted Stock and the right to vote (or to execute proxies for voting) such Shares. Unless otherwise determined by the Committee, if all or part of a dividend in respect of the Restricted Stock is paid in Shares or any other security issued by the Company, such Shares or other securities shall be held by the Company subject to the same restrictions as the Restricted Stock in respect of which the dividend was paid.

SECTION 4. MISCELLANEOUS PROVISIONS

         (a) TAX WITHHOLDING. Pursuant to Article 20 of the Plan, the Committee shall have the power and right to deduct or withhold, or require the Grantee to remit to the Company, an amount sufficient to satisfy any federal, state and local taxes (including the Grantee's FICA obligations) required by law to be withheld with respect to this Award. The Committee may condition the delivery of Shares upon the Grantee's satisfaction of such withholding obligations. The Grantee may elect to satisfy all or part of such withholding requirement by tendering previously-owned Shares or by having the Company withhold Shares having a Fair Market Value equal to the minimum statutory withholding (based on minimum statutory withholding rates for federal, state and local tax purposes, as applicable, including payroll taxes) that could be imposed on the transaction, and, to the extent the Committee so permits, amounts in excess of





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the minimum statutory withholding to the extent it would not result in additional accounting expense. Such election shall be irrevocable, made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

         (b) RATIFICATION OF ACTIONS. By accepting this Agreement, the Grantee and each person claiming under or through the Grantee shall be conclusively deemed to have indicated the Grantee's acceptance and ratification of, and consent to, any action taken under the Plan or this Agreement and Notice of Restricted Stock Grant by the Company, the Board or the Committee.

         (c) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided in writing to the Company.

         (d) CHOICE OF LAW. This Agreement and the Notice of Restricted Stock Grant shall be governed by, and construed in accordance with, the laws of Florida, without regard to any conflicts of law or choice of law rule or principle that might otherwise cause the Agreement or Notice of Restricted Stock Grant to be governed by or construed in accordance with the substantive law of another jurisdiction.

         (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (f) MODIFICATION OR AMENDMENT. This Agreement may only be modified or amended by written agreement executed by the parties hereto; provided, however, that the adjustments permitted pursuant to Section 4.3 of the Plan may be made without such written agreement.

         (g) SEVERABILITY. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included.

         (h) REFERENCES TO PLAN. All references to the Plan shall be deemed references to the Plan as may be amended from time to time.





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